===================================================================================================================

                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): August 14, 2002

                                               EDISON INTERNATIONAL
                                (Exact Name of Registrant as Specified in Charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or Other Jurisdiction                 (Commission                         (I.R.S. Employer
              of Incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of Principal Executive Offices, including Zip Code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

===================================================================================================================

Items 1, 2, 3, 4, 5, 6, and 8 are not included because they are inapplicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

         99.1     Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating
                  to Exchange Act Filings

         99.2     Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating
                  to Exchange Act Filings

Item 9.  Regulation FD Disclosure

On August 14, 2002, the Registrant delivered statements of its Chief Executive Officer and Chief Financial
Officer to the Securities and Exchange Commission in compliance with the Commission's order of June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.
Copies of the statements are furnished with this report as Exhibits 99.1 and 99.2.

                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         EDISON INTERNATIONAL
                                                            (Registrant)

                                                        /s/ KENNETH S. STEWART
                                           -------------------------------------------------
                                                            KENNETH S. STEWART
                                           Assistant General Counsel and Assistant Secretary

August 14, 2002